Exhibit 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


Board  of  Directors
Temporary  Financial  Services,  Inc.  and  Subsidiary

We hereby consent to the use in this Registration Statement on Form SB-2 of our report, dated February 15, 2001, relating to the consolidated financial statements of Temporary Financial Services, Inc. and Subsidiary. We also consent to the reference to our Firm under the captions "Experts" in the Prospectus.


                           /s/ LeMASTER & DANIELS PLLC
                          Certified Public Accountants

Spokane,  Washington
August  1,  2001